Stock-Based Compensation	12 Months Ended
Dec. 31, 2018
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock-Based Compensation
16.	Stock-Based Compensation

On May 2, 2018, based on the approval of the shareholders, the Company granted stock options to its directors and executive officers to acquire 74,000 shares of common stock. Those to whom stock acquisition rights are granted (the “Holder(s)”) shall be entitled to exercise all the stock acquisition rights together within 10 days (in case the last day is not a business day, the following business day) from after the date when they cease to hold any position as a director or an executive officer of the Company. These option awards have a 30 year exercisable period. The grant-date fair value per share of the stock options granted during the year ended December 31, 2018 was ¥2,948.

On May 1, 2011, based on the approval of the shareholders, the Company granted stock options to its directors, executive officers and certain employees to acquire 912,000 shares of common stock. These option awards vest after two years of continued service beginning on the grant date and have a four year exercisable period. The grant-date fair value per share of the stock options granted during the year ended December 31, 2011 was ¥772.

On May 1, 2010, based on the approval of the shareholders, the Company granted stock options to its directors, executive officers and certain employees to acquire 890,000 shares of common stock. These option awards vest after two years of continued service beginning on the grant date and have a four year exercisable period. The grant-date fair value per share of the stock options granted during the year ended December 31, 2010 was ¥988.

The compensation cost recognized for these stock options for the years ended December 31, 2018 was ¥218 million and 2017 and 2016 was nil, and it is included in selling, general and administrative expenses in the consolidated statements of income.

The fair value of the option award was estimated on the date of grant using the Black-Sholes option pricing model that incorporates the assumptions presented below:

Year ended December 31, 2018
Expected term of option (in years)	6.0
Expected volatility	23.02%
Dividend yield	4.14%
Risk-free interest rate	(0.07%)

A summary of option activity under the stock option plans as of and for the years ended December 31, 2018, 2017 and 2016 is presented below:

	Shares	Weighted-average exercise price	Weighted-average remaining contractual term	Aggregate intrinsic value
		(Yen)	(Year)	(Millions of yen)
Outstanding at January 1, 2016	1,296,000	4,263	0.4	—
Exercised	—	—
Forfeited/Expired	(693,000)	4,500

Outstanding at December 31, 2016	603,000	3,990	0.2	—
Exercised	—	—
Forfeited/Expired	(603,000)	3,990

Outstanding at December 31, 2017	—	—		—
Granted	74,000	1
Exercised	—	—
Forfeited/Expired	—	—

Outstanding at December 31, 2018	74,000	1	29.3	222

Exercisable at December 31, 2018	74,000	1	29.3	222

The total fair value of shares vested during the years ended December 31, 2018 was ¥218 million and 2017 and 2016 was nil .Cash received from the exercise of stock options for the years ended December 31, 2018, 2017 and 2016 was nil.